                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 21, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

              0-24260                                     11-3131700
              -------                                     ----------
      (Commission File Number)              (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

                         On August 21, 2001, Amedisys, Inc., "the Company",
                  issued a press release attached hereto as Exhibit 99.1 to announce quarter ended June 30, 2001 operating results and that the Company would host a conference call at 4:15 EDT on that same day.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)    Financial Statements of Business Acquired.

                         Not applicable.

                  (b)    Pro Forma Financial Information.

                         Not applicable.

                  (c)    Exhibit
                           No.                                            Page

                           99.1(i) Press Release dated August 21, 2001
                                   announcing quarter ended June 30, 2001
                                   operating results and that the Company
                                   would host a conference call at 4:15
                                   EDT that same day.....................  A-1

                           (i) Filed herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:  /s/ John M. Joffrion
   ---------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: August 21, 2001

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
------         -----------
 99.1(i)       Press Release dated August 21, 2001 announcing quarter ended June
               30, 2001 operating results and that the Company would host a conference call at 4:15 EDT that same day.............................A-1

(i) Filed herewith.